SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 9, 2002

CONTINENTAL AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10323	74-2099724
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 324-2950
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

    Exhibits

      Statement Under Oath of Principal Executive Officer

      Statement Under Oath of Principal Financial Officer

Item 9. Regulation FD Disclosure.

On August 9, 2002, the Company's Chairman of the Board and Chief Executive Officer, Gordon Bethune, and Senior Vice President and Chief Financial Officer, Jeffrey Misner, completed and signed the statements regarding facts and circumstances relating to Exchange Act filings required by the SEC's Order No. 4-460, dated June 27, 2002. The statements, copies of which are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference, have been sent to the SEC for filing pursuant to the Order.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CONTINENTAL AIRLINES, INC.

August 9, 2002	By /s/ Jennifer L. Vogel
Jennifer L. Vogel
Vice President and General Counsel

EXHIBIT INDEX

99.1	Statement Under Oath of Principal Executive Officer
99.2	Statement Under Oath of Principal Financial Officer